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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 AUGUST 14, 2002
                Date of Report (Date of earliest event reported)


                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-10218                13-3489233
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                   5755 NEW KING COURT, TROY, MICHIGAN 48098
              (Address of principal executive offices) (Zip Code)

                                 (248) 824-2500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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                          Collins & Aikman Corporation
                           Current Report on Form 8-K


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)               Exhibits

EXHIBIT NUMBER

99.1              Statement Under Oath of Principal Executive Officer, dated
                  August 14, 2002.

99.2              Statement Under Oath of Principal Financial Officer, dated
                  August 14, 2002.

ITEM 9.           REGULATION FD DISCLOSURE.

On August 14, 2002, each of the Principal Executive Officer, Jerry L. Mosingo, and the Principal Financial Officer, J. Michael Stepp, of Collins & Aikman Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.1 and
Exhibit 99.2.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 14, 2002

                                 COLLINS & AIKMAN CORPORATION


                                 By:    /s/ Ronald T. Lindsay
                                        ---------------------------------------
                                        Name: Ronald T. Lindsay
                                        Title: Senior Vice President,
                                               General Counsel and Secretary

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                                  EXHIBIT INDEX


EXHIBIT NUMBER

99.1     Statement Under Oath of Principal Executive Officer, dated
         August 14, 2002.

99.2     Statement Under Oath of Principal Financial Officer, dated
         August 14, 2002.